SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date    of    Report   (Date   of   Earliest   event    reported)
November 12, 1997


                        CAMELOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)




          Colorado                                         0-8299
84-0691531
    (State of                       (Commission              (IRS
Employer
    Incorporation)             File Number)        Identification
No.)



                         CAMELOT PLACE
                            17770 Preston Road,    Dallas,  Texas
75252
(Address of Principal Executive Offices)





Registrant's telephone number, including area code:   (972)  733-
3005



Item 9. Sales of Equity Securities Pursuant to Regulation S.

On November 12, 1997 Registrant sold 100,000 Common shares for  a
total  of  $278,150  before  selling  expenses  in  reliance   of
Regulation S to an overseas investor.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CAMELOT CORPORATION


                              BY: /s/ Jeanette Fitzgerald
                                     Jeanette Fitzgerald
Date: November 20,1997                    Vice President








                            Exhibit 1